AMENDMENT NO. 1 TO LOAN AGREEMENT

          This Amendment No. 1 to Loan Agreement (this
"Amendment"), dated as of May 28, 1998 is entered into with reference to the Second Amended and Restated Loan Agreement dated as of October 4, 1994, among Tropicana Enterprises, a Nevada general partnership ("Borrower"), Hotel Ramada of Nevada, a Nevada corporation ("HRN"), the Banks, Lead Managers, Co-Agents, and Co-Managing Agent referred to therein, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement"). Capitalized terms used but not defined herein have the meanings set forth for those terms in the Loan Agreement.

          Borrower, HRN, and the Administrative Agent, acting with the consent of the Banks under the Loan Agreement, hereby agree as follows:

1.Titles. It is hereby agreed that Bank of America National Trust and Savings Association (together with each successor thereto appointed in accordance with the terms of the Loan Agreement) shall serve as the administrative agent for the Banks under the Loan Agreement (in such capacity, the "Administrative Agent"), and is hereby appointed in that capacity by each of the Banks. Each reference contained in the Loan Agreement and the other Loan Documents to the term "Managing Agent" shall be deemed a reference to the "Administrative Agent", and Bank of America National Trust and Savings Association (and each successor) shall be entitled to exercise each of the powers, shall be subject to all of the duties, and shall be entitled to all of the indemnities and exculpations, formerly ascribed to the Managing Agent. Each reference to the Lead Managers, Co-Agents and Co-Managing Agent in the Loan Agreement and other Loan Documents shall be deemed eliminated and, in lieu thereof, reference shall therein be made to Bankers Trust Company and Societe Generale, as Documentation Agents, and Bank of Scotland, Credit Lyonnais
Los Angeles Branch and PNC Bank, National Association as Co-
Agents.

2.Definitions. Section 1.1 of the Loan Agreement is hereby amended so that the following definitions included therein are amended to read in full as follows:
          "Discretionary Notes" means any of the Discretionary Notes issued by Borrower to a Bank evidencing that Bank's Pro Rata Share of the Loans, substantially in the form of Exhibit C-2 hereto.

          "Master Note" shall mean the Master Note dated as of May __, 1998 made by Borrower in favor of the Administrative Agent to collectively evidence the Loans made by all of the Banks, substantially in the form of Exhibit "C-1" hereto, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

          "Notes means, collectively, the Master Note and any Discretionary Notes, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

          "Other Loan Agreement" means the Amended and Restated Reducing Revolving Loan Agreement among Aztar Corporation, the Lenders therein named, and Bank of America National Trust and Savings Association, as Administrative Agent, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

     It is understood and agreed that the use of the term "Bank" in the Loan Agreement and the other Loan Documents shall not infer that present or future members of the group of Banks are or must be national banks organized under the National Bank Act, or any other form of commercial bank.

3.Section 10.3(b) - Assignments. Section 10.3(b) of the Loan Agreement is hereby amended to read in full as follows (with emphasis denoting the change from the existing text of the Loan Agreement):
               "(b) From time to time, each Bank may assign all or any portion of its Note to one or more Eligible Assignees; provided that (i) such Eligible Assignee, if not then a Bank or an Affiliate of the assigning Bank, shall be approved by each of the Administrative Agent, HRN and Borrower (neither of which approvals shall be unreasonably withheld or delayed), (ii) such assignment shall be evidenced by a Commitment Assignment and Acceptance, a copy of which shall be furnished to the Administrative Agent as hereinbelow provided, (iii) except in the case of an assignment to an Affiliate of the assigning Bank, to another Bank or of the entire Note of the assigning Bank, the assignment shall not assign a Pro Rata Share that, when added to the pro rata share of the obligations under the Other Loan Agreement being concurrently assigned to the same Eligible Assignee, is equivalent to less than $10,000,000,
          (iv) assignment of a Pro Rata Share must be concurrent with an assignment to the same Eligible Assignee of the same pro rata share of the assigning Bank's pro rata share of the Other Loan Agreement and
          (v) the effective date of any such assignment shall be as specified in the Commitment Assignment and Acceptance, but not earlier than the date which is five (5) Banking Days after the date the Administrative Agent has received the Commitment Assignment and Acceptance. Upon the effective date of such Commitment Assignment and Acceptance, the Eligible Assignee named therein shall be a Bank for all purposes of this A/R Loan Agreement, with the Pro Rata Share of the Commitment therein set forth and, to the extent of such Pro Rata Share, the assigning Bank shall be released from its further obligations under this A/R Loan Agreement. Borrower agrees that it shall execute and deliver (against delivery by the assigning Bank to Borrower of its Discretionary Note) to such assignee Bank, a Discretionary Note evidencing that assignee Bank's Pro Rata Share of the Loans, and to the assigning Bank, a Discretionary Note evidencing the remaining balance Pro Rata Share retained by the assigning Bank."

4.Section 10.13. A new Section 10.13 is hereby added to the Loan Agreement, to read as follows:
          "Section 10.13  Withdrawal of Jaffe Group.
          Notwithstanding anything to the contrary contained in this Agreement, the Notes or any of the other Loan Documents, each of the Administrative Agent and the Banks hereby irrevocably (i) consents to the acquisition by Aztar Corporation or any Subsidiary of Aztar Corporation (as the term "Subsidiary" is defined in the Other Loan Agreement) of the 50% general partnership interest in the Borrower not owned by Adamar as of the effective date of this Amendment and the withdrawal of the Jaffe Group as partners of Borrower and from the partnership consisting of Borrower and (ii) acknowledges, confirms and agrees, without limiting the provisions of Section 8.16 of this Agreement, Section 25 of the Master Note and Section 6 of the Discretionary Notes, that no member of the Jaffe Group has, or after such acquisition of such partnership interest and such withdrawal as partners and from the partnership shall have, any personal liability for any of the Loans or any other indebtedness, obligations or liabilities at any time outstanding or arising under this Agreement, the Notes or any of the other Loan Documents."


5.Cross References to Notes.  The cross references set forth in
Section 8.20 of the Loan Agreement to "Sections 8, 9 or 14(c) of that Bank's Note" shall hereafter be deemed references to
Section 7, 8 and 13(c) of the Master Note.

6.Certain Exhibits.  The form of Exhibit C to the Loan
Agreement is hereby replaced with Exhibits C-1 and C-2 to this Amendment.

7.Master Note and Discretionary Notes. Concurrently with the execution of this Amendment, Borrower will issue a single Master Note to the Administrative Agent to collectively evidence the Loans made by all of the Banks under the Loan Agreement, and the Master Note will supersede and replace each of the Notes heretofore issued pursuant to the Loan Agreement. Each of Banks party to the Loan Agreement as in effect prior to this Amendment shall surrender its old Note to Borrower within a reasonable time following the execution of this Amendment, but the failure of any Bank to so surrender its Note shall not affect the fact that such old Note has been superseded by the Master Note. Borrower agrees that it shall promptly issue a Discretionary Note to each Bank which requests the same from time to time shall to evidence its Loans under the Loan Agreement.

8.Confirmation As to Principal Outstanding. Borrower confirms that, as of the date of this Amendment, the aggregate principal amount of the outstanding Loans is Sixty-Two Million
Two Hundred Seventy-Eight Thousand Four Hundred Thirty-Three and 79/100 Dollars ($62,278,433.79).

9.Typographical Errors. The first word in Section 5.23(c) of the Loan Agreement is corrected to read "Waive." The cross-references in Section 8.20 of the Loan to "Section 11.25" are corrected to read "Section 11.24."

10.Representation and Warranty. Borrower and HRN hereby represent and warrant to the Administrative Agent and each of the Banks that each of the representations and warranties set forth in Article 4 of the Loan Agreement (other than those which expressly relate to a particular date) are true and correct as of the date hereof, and giving effect to the transactions contemplated to occur as of the date hereof, and no Default or Event of Default has occurred and remains continuing or will result from the execution and delivery of this Amendment.

11.Conditions Precedent. The following shall be conditions precedent to the effectiveness of this Amendment:
          (a) The Administrative Agent shall have received the written consent of each of the Banks to its execution and delivery of this Amendment;

          (b)  The Jaffe Group shall have executed and
     delivered a written reaffirmation of the Subordination
     Agreement substantially in the form of Exhibit A hereto;

          (c) Borrower shall have issued the Master Note to the Administrative Agent, and shall have issued
     Discretionary Notes to each Bank requesting a Discretionary Note;

          (d) Borrower shall have executed an Amendment to the Deed of Trust, substantially in the form of Exhibit B hereto;

          (e) The Administrative Agent shall have received a legal opinion of counsel to Borrower and HRN with respect to the due authorization, execution and delivery of this Amendment by Borrower and HRN, the enforceability thereof and such related matters as the Administrative Agent may reasonably request;

          (f) The Administrative Agent shall have received such certificates with respect to the authorization of this Amendment under Borrower's Partnership Agreement as it may reasonably request;

          (g) The Administrative Agent shall have received such estoppel certificates with respect to the HRN Master
     Lease as it may reasonably request;

          (h) The Administrative Agent shall have received a CLTA 110.5 endorsement to its policy of title insurance assuring the continued priority and perfection of the Deed of Trust which is in a form acceptable to the Administrative Agent;

          (i) No Default or Event of Default shall have occurred and remain continuing and the Administrative
     Agent shall have received a certificate to that effect from Borrower; and

          (j) A Global Assignment and Release, substantially in the form of Exhibit D hereto, shall have been executed by each of the Banks concurrently herewith.

12.Confirmation.  In all other respects, the terms of the Loan
Agreement and the other Loan Documents are hereby confirmed.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

"Borrower"

TROPICANA ENTERPRISES, a Nevada
general partnership

     By: ADAMAR OF NEVADA, general
     partner


     By: N. ARMSTRONG

     Title: V.P.   Secretary



"HRN"

HOTEL RAMADA OF NEVADA, a Nevada
corporation


By:  N. ARMSTRONG

Title: V.P.   Secretary


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Administrative
Agent


By:  JANICE HAMMOND
     Janice Hammond
     Vice President

Address:

Bank of America National Trust and
Savings Association
555 South Flower Street, 11th Floor,
#20529
Los Angeles, California  90071

Attn:  Janice Hammond, Vice President

Telecopier:  (213) 228-2299
Telephone:   (213) 228-9861



BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as a Bank


By:  SCOTT L. FABER
     Scott L. Faber
     Vice President

Outstanding principal amount as of the
date of this Amendment: $12,302,921.10

Address:

Bank of America National Trust and
Savings Association
555 South Flower Street, 11th Floor,
#3283
Los Angeles, California  90071

Attn: Scott L. Faber, Vice President

Telecopier:  (213) 228-2641
Telephone:   (213) 228-2768

With a copy to:

Bank of America National Trust and
Savings Association
555 South Flower Street (LA-5777)
Los Angeles, California  90071

Attn:William Newby
     Managing Director

Telecopier:  (213) 228-3145
Telephone:   (213) 228-2438



BANKERS TRUST COMPANY, as
Documentation Agent and as a Bank



By  GINA S. THOMPSON
    Gina S. Thompson

Outstanding principal amount as of the
date of this Amendment: $10,950,809.55

Address:

Bankers Trust Company
130 Liberty Street
New York, New York 10006

Attn:David Bell
     Vice President

Telecopier: (212) 250-7218
Telephone: (212) 250-9048



SOCIETE GENERALE, as Documentation
Agent  and as a Bank



By DONALD L. SCHUBERT
Donald L. Schubert
First Vice President

Outstanding principal amount as of the
date of this Amendment: $10,950,809.55

Address:

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, California 90067

Attn:Donald L. Schubert
     First Vice President

Telecopier: (310) 551-1537
Telephone: (310) 788-7104

With a copy sent to:

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, California 90067

Attn: Jane van Brussel

Telecopier: (310) 788-7106
Telephone: 9310) 551-1537

BANK OF SCOTLAND, as Co-Agent and as a
Bank



By  ANNIE CHIN TAT
Annie Chin Tat
Vice President

Outstanding principal amount as of the
date of this Amendment: $5,375,851.96

Address:

Bank of Scotland
565 Fifth Avenue
New York, New York 10017

Attn: Annie Chin-Tat

Telecopier: (212) 557-9460
Telephone: (212) 450-0871

With a copy to:

Bank of Scotland
660 South Figueroa Street, Suite 1760
Los Angeles, California 90017

Attn: Kandis Jaffrey

Telecopier: (213) 489-3594
Telephone: (213) 629-3057

CREDIT LYONNAIS LOS ANGELES BRANCH, as
Co-Agent and as a Bank



By DIANNE M. SCOTT
Dianne M. Scott
Vice President and Manager

Outstanding principal amount as of the
date of this Amendment: $5,375,851.96

Address:

Credit Lyonnais Los Angeles Branch
515 South Flower Street, 22nd Floor
Los Angeles, California 90071

Attn: Glenn Harvey

Telecopier: (213) 623-3437
Telephone: (213) 362-5956

With a copy to:

Ron Finn, Esquire
Legal Department
Credit Lyonnais, New York Branch
1301 Avenue of the Americas
New York, New York 10019

Telecopier: (212) 459-3187
Telephone: (212) 261-7050



PNC BANK, NATIONAL ASSOCIATION, as Co-
Agent and as a Bank



By GARY W. WESSELS
Gary W. Wessels
Vice President

Outstanding principal amount as of the
date of this Amendment: $5,375,851.96

Address:

PNC Bank, N.A.
Two Tower Center, 16th Floor
East Brunswick, New Jersey 08816

Attn: Denise D. Killen

Telecopier: (732) 220-3270
Telephone: (732) 220-3262



ABN AMRO BANK, N.V., as a Bank



By JEFFREY A. FRENCH
Jeffrey A. French
Group Vice President and Director

By M. TOLENTINO
Michael Tolentino
Assistant Vice President and
Credit Analyst

Outstanding principal amount as of the
date of this Amendment: $2,986,584.43

Address:

ABN AMRO Bank, N.V.
101 California Street, Suite 4550
San Francisco, California 94111-5812

Attn: Michael Tolentino

Telecopier: (415) 362-3524
Telephone: (415) 984-3722



IMPERIAL BANK, A CALIFORNIA BANKING
CORPORATION, as a Bank



By STEVEN K. JOHNSON
   Steven K. Johnson
   Senior Vice President

Outstanding principal amount as of the
date of this Amendment: $2,986,584.43

Address:

Imperial Bank
9920 South La Cienega Boulevard, 14th
Floor
Inglewood, California 90301

Attn: Steven K. Johnson

Telecopier: (310) 417-5997
Telephone: (310) 417-5657





KEYBANK NATIONAL ASSOCIATION, as a
Bank



By MARY K. YOUNG
Mary K. Young
Commercial Banking Officer

Outstanding principal amount as of the
date of this Amendment: $2,986,584.43

Address:

KeyBank National Association
700 Fifth Avenue, 46th Floor
Seattle, Washington 98104

Attn: Mary K. Young

Telecopier: (206) 684-6035
Telephone: (206) 684-6085



THE MITSUBISHI TRUST AND BANKING
CORPORATION, LOS ANGELES AGENCY, as a
Bank



By Y. SATOMI
Yasushi Satomi
Senior Vice President and Chief
Manager


Outstanding principal amount as of the
date of this Amendment: $2,986,584.43


Address:

The Mitsubishi Trust and Banking
Corporation, Los Angeles Agency
801 South Figueroa Street, Suite 500
Los Angeles, California 90017

Attn: F. Frank Herrera

Telecopier: (213) 687-4631
Telephone: (213) 896-4652

              Exhibit A - Reaffirmation of Subordination
               Exhibit B - Amendment to Deed of Trust
               Exhibit C-1  - Master Note
               Exhibit C-2 - Discretionary Notes
               Exhibit D - Global Assignment and Release

                          EXHIBIT A-1



                       REAFFIRMATION OF
                    SUBORDINATION AGREEMENT
                  (Jaffe Deed of Trust--Loan)

          THIS AGREEMENT is made and entered into as of May 28, 1998, by and among TROPICANA ENTERPRISES, a Nevada general partnership, owner of the land hereinafter described and hereinafter referred to as "Owner", HOTEL RAMADA OF NEVADA, a Nevada corporation hereinafter referred to as "HRN," and Beneficiaries (as defined below). As used herein, "Beneficiaries" means the following present owners and holders of the Deed of Trust and Promissory Note first hereinafter described: Cary S. Glenner and Ronald Krefman, as Co-Trustees of the RMS, Jr. Gift Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Cary S. Glenner, as Co-Trustees of the RMS, Jr. Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Cary S. Glenner, as Co-Trustees of the KK Gift Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Ronald Krefman, as Co-Trustees of the KK Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Cary S. Glenner, as Co-Trustees of the JSB Gift Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Francis J. Bomher, as Co-Trustees of the JSB Discretionary B Trust under agreement dated January 3, 1997; Richard M.
Seidel, Jr. and Francis J. Bomher, as Co-Trustees of the LG Gift Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Cary S. Glenner, as Co-Trustees of the LG Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Ben S. Jaffe, as Co-Trustees of the EW Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Ben S. Jaffe, as Co-Trustees of the DW Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Ben S. Jaffe, as Co-Trustees of the JM Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Kathy Weiss, as Co-Trustees of the BJW Descendants Discretionary B Trust for Kathy Weiss under agreement dated January 3, 1997; Ben S. Jaffe, as Trustee of the Eugene Trust B Discretionary Trust for Jean under agreement dated June 15, 1987; Ben S. Jaffe, as Trustee of the Eugene Trust B Discretionary Trust for Lynn under agreement dated June 15, 1987; and Ben S. Jaffe, as Trustee of the Eugene Trust B Discretionary Trust for Ben under agreement dated June 15, 1987.

                     W I T N E S S E T H:

          WHEREAS, Eugene Jaffe and Evelyn Jaffe, his wife, Betty Jane Weiss and her then husband Robert A. Weiss, Judith Jaffe Seidel and Richard M. Seidel, her husband, Lynn Susan Dooley and Joseph Thomas Dooley, her husband, and Jean Ann Edwards and her now deceased husband Frank James Edwards, III, and Ben S. Jaffe, did execute a Deed of Trust, dated June 25, 1968, to Title Insurance and Trust Company, a California corporation, as trustee, encumbering various real properties more particularly described therein, including specifically, that certain real property and improvements situated in the County of Clark, State of Nevada more particularly described on that certain exhibit marked Exhibit A, affixed hereto and by this reference incorporated herein and made a part hereof, to secure a note in the original principal sum of $7,400,000, of even date therewith (the "Jaffe Note"), in favor of Ben Jaffe, which Deed of Trust was recorded July 1, 1968, in the office of the County Recorder of Clark County, Nevada, in Book 883, as Document No. 709115, Official Records (the "Jaffe Deed of Trust").

          WHEREAS, BEN JAFFE died on the 10th day of August, 1968 and his estate was probated in the Eighth Judicial
District Court of the State of Nevada, in and for the County of Clark, in proceedings No. A57614.

          WHEREAS, the Jaffe Note and Jaffe Deed of Trust were transferred to Eugene Jaffe and Elsie Jaffe, as Co-Trustees under the Trust A and the Residuary Trust, each created under the Last Will and Testament of Ben Jaffe ("Previous Beneficiaries"), pursuant to the terms of that certain Promissory Note Transfer Agreement dated November 1, 1982 and confirmed by Order Approving Co-Executors' Final Account and Report, Order Approving and Ratifying Actions of Co-Executors, Order Providing for Distribution of Additional Income after February 2, 1983 and Authorizing Payment of Fees for Attorney for Absent Heirs dated April 15, 1983 and filed in proceeding No. A57614, described hereinabove, on April 15, 1983.

          WHEREAS, the terms of the Jaffe Note were amended by that certain Note Amendment Agreement dated December 15, 1982 and recorded on June 13, 1983 in the office of the County Recorder of Clark County, Nevada, in Book 1749, as Document No. 1708846, Official Records.

          WHEREAS, the Jaffe Note and Jaffe Deed of Trust have been transferred to Beneficiaries.

          WHEREAS, Owner and HRN did execute a Deed of Trust and Security Agreement with Assignment of Rents dated
November 19, 1984 (the "Original Bank Deed of Trust"), recorded November 20, 1984, in the office of the Recorder of Clark County, Nevada, in Book 2024, Document No. 1983548, Official Records, for the benefit of the predecessors-in-interest of Senior Beneficiary (as defined below).

          WHEREAS, the parties hereto (or their predecessors-in-interest) previously executed, delivered and recorded that certain Subordination Agreement dated November 19, 1984 (the "Original Subordination") and recorded on November 20, 1984, in the office of the County Recorder of Clark County in Book 2024, as Document No. 1983544, Official Records, pursuant to which the lien of the Jaffe Deed of Trust was subordinated to the lien of the Original Bank Deed of Trust.

          WHEREAS, Owner, HRN and Previous Beneficiaries previously executed that certain Reaffirmation of Subordination
Agreement dated October 4, 1994 (the "October 1994
Reaffirmation"), recorded October 5, 1994 in Book 941005 as
Instrument No. 00645 in the Official Records of Clark County,
Nevada.

          WHEREAS, as more particularly described in the October 1994 Reaffirmation, the October 1994 Reaffirmation was entered into substantially concurrently with (i) that certain Second Amended and Restated Loan Agreement dated October 4, 1994 (as modified from time to time, the "Loan Agreement"), which amended and restated in its entirety the Original Loan Agreement so defined in the October 1994 Reaffirmation, and
(ii) an Amended and Restated Deed of Trust and Security Agreement with Assignment of Rents dated October 4, 1994 (as modified from time to time, the "Bank Deed of Trust"), which amended and restated in its entirety the Original Bank Deed of Trust and which was recorded October 5, 1994 in Book 941005 as Instrument No. 00644 in the Official Records of Clark County, Nevada.

          WHEREAS, substantially concurrently herewith Bank of America National Trust and Savings Association, a national banking association, as "Administrative Agent" for the Banks so defined in the Loan Agreement (in such capacity, "Senior Beneficiary"), has executed (i) that certain Amendment No. 1 to Loan Agreement of even date herewith (the "Loan Agreement Amendment"), which amends the Loan Agreement, and (ii) that certain First Amendment to Amended and Restated Deed of Trust and Security Agreement with Assignment of Rents (the "Bank Deed of Trust Amendment"), which amends the Bank Deed of Trust for the purpose of providing continued security for the Loan Agreement as amended.

          WHEREAS, it is a condition precedent to the effectiveness of such Loan Agreement Amendment and Bank Deed of Trust Amendment that the parties hereto reaffirm the terms and provisions of the Original Subordination.

          WHEREAS, Beneficiaries are willing to reaffirm that the Bank Deed of Trust, as modified by the Bank Deed of Trust Amendment, constitutes a lien or charge upon the real property described on Exhibit A hereto and all other collateral described in the Bank Deed of Trust which is unconditionally prior and superior to the lien or charge of the Jaffe Deed of Trust.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, and in order to induce Senior Beneficiary to enter into the amendments described above, it is hereby reaffirmed, declared, understood and agreed as follows:

          (1) That the Bank Deed of Trust as amended by the Bank Deed of Trust Amendment, and any renewals or extensions thereof, is and shall at all times unconditionally be and remain a lien or charge upon the real property described on Exhibit A hereto and all other collateral described in the Bank Deed of Trust, prior and superior to the lien or charge of the Jaffe Deed of Trust.

          (2) That Senior Beneficiary would not enter into the amendments described above without this reaffirmation of subordination agreement.

          (3) Beneficiaries declare, agree and acknowledge that:

               a. They have reviewed and understand (i) all provisions of the Loan Agreement Amendment and (ii) all provisions of the Bank Deed of Trust Amendment; and

               b. They (or their predecessors-in-interest) have previously intentionally and unconditionally waived, relinquished and subordinated the lien or charge of the Jaffe Deed of Trust in favor of the lien or charge upon the real property described on Exhibit A hereto and all other collateral described in the Bank Deed of Trust and hereby reaffirm such waiver, relinquishment and subordination with respect to the Bank Deed of Trust and all collateral described in the Bank Deed of Trust and understand that, in reliance upon, and in consideration of, this waiver, relinquishment and subordination, certain agreements have been entered into which would not have been entered into but for said reliance upon the Original Subordination as reaffirmed hereby.

          This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof.

          IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

OWNER:

TROPICANA ENTERPRISES,
a Nevada general partnership

By:  ADAMAR OF NEVADA,
     a Nevada corporation,
     its general partner


     By:____________________________
          Nelson W. Armstrong, Jr.
          Vice President and Secretary


HRN:

HOTEL RAMADA OF NEVADA,
a Nevada corporation


By______________________________
     Nelson W. Armstrong, Jr.
     Vice President and Secretary


BENEFICIARIES:



_____________________________________
CARY S. GLENNER,
as authorized agent for each of the Beneficiaries pursuant to the delegation of authorities, discretions and powers under that certain
Delegation of Trustees Powers Over Bond Notes dated December 29, 1997, executed by all of the Beneficiaries

                        ACKNOWLEDGMENTS


STATE OF ____________    )
                         ) ss
COUNTY OF ___________    )


     This instrument was acknowledged before me on May ____, 1998 by NELSON W. ARMSTRONG, JR. as Vice President and
Secretary of Adamar of Nevada, a Nevada corporation, as general partner of Tropicana Enterprises, a Nevada general partnership.


                    ____________________________________
                      (signature of notarial officer)


                    ____________________________________
                              (Title and rank)

                    My commission expires: __________________


STATE OF ____________    )
                         ) ss
COUNTY OF ___________    )


     This instrument was acknowledged before me on May ____, 1998 by NELSON W. ARMSTRONG, JR. as Vice President and
Secretary of Hotel Ramada of Nevada, a Nevada corporation.


                    ____________________________________
                      (signature of notarial officer)


                    ____________________________________
                              (Title and rank)

                    My commission expires: __________________


STATE OF ILLINOIS        )
                         )    ss.
COUNTY OF _______________     )


          On this the _______ day of ________________, 1998,
personally appeared before me, a Notary Public, CARY S. GLENNER, known to me to be the person described in and who acknowledged that he executed the foregoing instrument.


                         _______________________________
                         Notary Public

                          EXHIBIT "A"

                      (Legal Description)


          All that certain real property, situated in the County of Clark, State of Nevada, and described as follows:


The Northwest Quarter (NW 1/4) of the Northwest Quarter
(NW 1/4) of Section 28, Township 21 South, Range 61 East,
M.D.B. & M.

EXCEPTING from the hereinabove described property that portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter
(NW 1/4) of Section 28, Township 21 South, Range 61 East,
M.D.B. & M., more particularly described as follows:

COMMENCING at the Northwest corner of said Section;

THENCE South 87 degrees 36' East a distance of 50.06 feet to a point on the East right of way line of U.S. Highway No. 91, this point being the true point of beginning;

THENCE South 87 degrees 36' East along the North line of said Section a distance of 1267.20 feet to a point;

THENCE South 0 degrees 25'00" East a distance of 101.41 feet to a point;

THENCE South 89 degrees 45'02" West a distance of 1265.75 feet to a point;

THENCE North 0 degrees 22'00" West a distance of 159.98 feet to the TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM that portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B. & M., as conveyed to the State of Nevada for public highway by Deed dated December 15, 1952 and recorded August 11, 1953 as Document
No. 411231, Clark County, Nevada Records.

FURTHER EXCEPTING THEREFROM that portion as conveyed to Clark
County for road purposes by Document No. 104313 and recorded
April 23, 1957.

FURTHER EXCEPTING THEREFROM the Southerly 30 feet as conveyed to Clark County for road and public utility purposes by Document No. 262900, recorded February 22, 1973 in Book 303 and by Document No. 551260, recorded February 4, 1976 in Book 592 of Official Records, Clark County, Nevada.

                          EXHIBIT A-2



                JAFFE TRUSTEES REAFFIRMATION OF
                    SUBORDINATION AGREEMENT

                  (Jaffe Financing Statement)

          THIS AGREEMENT is made as of May 28, 1998, by the Junior Trustees (as defined below), Tropicana Enterprises, a Nevada general partnership (hereinafter called "Owner"), and Hotel Ramada of Nevada, a Nevada corporation (hereinafter called "HRN"), in favor of Bank of America National Trust and Savings Association, a national banking association (hereinafter called "Lender"), as "Administrative Agent" for the "Banks," as those terms are defined in that certain Second Amended and Restated Loan Agreement dated October 4, 1994 among Owner, HRN, Lender (as Administrative Agent), and each of the Banks and Co-Agents which executed such agreement (as modified from time to time, the "Second Amended Loan Agreement"). As used herein, "Junior Trustees" means, collectively: Cary S. Glenner and Ronald Krefman, as Co-Trustees of the RMS, Jr. Gift Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Cary S. Glenner, as Co-Trustees of the RMS, Jr. Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Cary S. Glenner, as Co-Trustees of the KK Gift Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Ronald Krefman, as Co-Trustees of the KK Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Cary S. Glenner, as Co-Trustees of the JSB Gift Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Francis J. Bomher, as Co-Trustees of the JSB Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Francis J. Bomher, as Co-Trustees of the LG Gift Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Cary S. Glenner, as Co-Trustees of the LG Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Ben S. Jaffe, as Co-Trustees of the EW Discretionary B Trust under agreement dated January 3, 1997; Richard M.
Seidel, Jr. and Ben S. Jaffe, as Co-Trustees of the DW Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Ben S. Jaffe, as Co-Trustees of the JM Discretionary B Trust under agreement dated January 3, 1997; Richard M. Seidel, Jr. and Kathy Weiss, as Co-Trustees of the BJW Descendants Discretionary B Trust for Kathy Weiss under agreement dated January 3, 1997; Ben S. Jaffe, as Trustee of the Eugene Trust B Discretionary Trust for Jean under agreement dated June 15, 1987; Ben S. Jaffe, as Trustee of the Eugene Trust B Discretionary Trust for Lynn under agreement dated
June 15, 1987; and Ben S. Jaffe, as Trustee of the Eugene
Trust B Discretionary Trust for Ben under agreement dated
June 15, 1987.

                     W I T N E S S E T H:

          WHEREAS, Eugene Jaffe and Evelyn Jaffe, his wife, Betty Jane Weiss and her then husband Robert A. Weiss, Judith Jaffe Seidel and Richard M. Seidel, her husband, Lynn Susan Dooley and Joseph Thomas Dooley, her husband, and Jean Ann Edwards and her now deceased husband Frank James Edwards, III, and Ben S. Jaffe, did execute a Deed of Trust, dated June 25, 1968, to Title Insurance and Trust Company, a California corporation, as trustee, encumbering various real properties more particularly described therein, including specifically, that certain real property and improvements situated in the County of Clark, State of Nevada described on Exhibit A thereto, to secure a note in the original principal sum of $7,400,000, of even date therewith (the "Jaffe Note"), in favor of Ben Jaffe, which Deed of Trust was recorded July 1, 1968, in the office of the County Recorder of Clark County, Nevada, in Book 883, as Document No. 709115, Official Records (the "Jaffe Deed of Trust"); and

          WHEREAS, BEN JAFFE died on the 10th day of August, 1968 and his estate was probated in the Eighth Judicial
District Court of the State of Nevada, in and for the County of Clark, in proceedings No. A57614; and

          WHEREAS, the Jaffe Note and Jaffe Deed of Trust were transferred to Eugene Jaffe and Elsie Jaffe as Co-Trustees under the Trust A and the Residuary Trust, each created under the Last Will and Testament of Ben Jaffe (hereinafter the "Previous Trustees"), pursuant to the terms of that certain Promissory Note Transfer Agreement dated November 3, 1982 and confirmed by Order Approving Co-Executors' Final Account and Report, Order Approving and Ratifying Actions of Co-Executors, Order Providing for Distribution of Additional Income after February 2, 1983 and Authorizing Payment of Fees for Attorney for Absent Heirs dated April 15, 1983 and filed in proceeding No. A57614, described hereinabove, on April 15, 1983; and

          WHEREAS, the terms of the Jaffe Note were amended by that certain Note Amendment Agreement dated December 15, 1982 and recorded on June 13, 1983 in the office of the County Recorder of Clark County, Nevada, in Book 1749, as Document No. 1708846, Official Records; and

          WHEREAS, in connection with the Jaffe Deed of Trust and Jaffe Note, Eugene Jaffe, Lynn Susan Dooley, Jean Ann Edwards, Ben S. Jaffe, Judith Jaffe Seidel and Betty Jane Weiss, as Debtors, did previously execute a Nevada Uniform Commercial Code Financing Statement in favor of Ben Jaffe (as predecessor in interest to the Junior Trustees), dated June 24, 1968 and filed on August 9, 1968 in Book 889, Instrument
No. 714389 in the Office of the Recorder of Clark County, Nevada, covering the Collateral (the "Jaffe Financing Statement"); and

          WHEREAS, the Jaffe Note, Jaffe Deed of Trust and
Jaffe Financing Statement have been transferred to Junior
Trustees; and

          WHEREAS, Owner and HRN did execute a Deed of Trust and Security Agreement with Assignment of Rents dated
November 19, 1984 (the "Original Bank Deed of Trust"), recorded November 20, 1984, in the office of the Recorder of Clark County, Nevada, in Book 2024, Document No. 1983548, Official Records, for the benefit of the predecessors-in-interest of Lender; and

          WHEREAS, in connection with the Jaffe Financing Statement, Previous Trustees and Owner executed, delivered and recorded that certain Jaffe Trustees Subordination Agreement dated November 19, 1984 and recorded on November 20, 1984 in the office of the County Recorder of Clark County in Book 2024, as Document No. 1983545, Official Records (the "Original Subordination"); and

          WHEREAS, Owner, HRN and Previous Trustees previously executed that certain Jaffe Trustees Reaffirmation of Subordination Agreement dated October 4, 1994 (the
"October 1994 Reaffirmation"), recorded October 5, 1994 in Book
941005 as Instrument No. 00646 in the Official Records of Clark
County, Nevada; and

          WHEREAS, as more particularly described in the October 1994 Reaffirmation, the October 1994 Reaffirmation was entered into substantially concurrently with (i) that certain Second Amended and Restated Loan Agreement dated October 4, 1994 (as modified from time to time, the "Loan Agreement"), which amended and restated in its entirety the Original Loan Agreement so defined in the October 1994 Reaffirmation, and
(ii) an Amended and Restated Deed of Trust and Security Agreement with Assignment of Rents dated October 4, 1994 (as modified from time to time, the "Bank Deed of Trust"), which amended and restated in its entirety the Original Bank Deed of Trust and which was recorded October 5, 1994 in Book 941005 as Instrument No. 00644 in the Official Records of Clark County, Nevada; and

          WHEREAS, substantially concurrently herewith Lender has executed (i) that certain Amendment No. 1 to Loan Agreement of even date herewith (the "Loan Agreement Amendment"), which amends the Loan Agreement, and (ii) that certain First Amendment to Amended and Restated Deed of Trust and Security Agreement with Assignment of Rents (the "Bank Deed of Trust Amendment"), which amends the Bank Deed of Trust for the purpose of providing continued security for the Loan Agreement as amended; and

          WHEREAS, it is a condition precedent to the effectiveness of such Loan Agreement Amendment and Bank Deed of Trust Amendment that the parties hereto reaffirm the terms and provisions of the Original Subordination; and

          WHEREAS, the Junior Trustees are willing to reaffirm that the Bank Deed of Trust, as modified by the Bank Deed of Trust Amendment, constitutes a lien or charge upon the real property described on Exhibit A hereto and all other real and personal property described in the Bank Deed of Trust (the "Collateral"), which is unconditionally prior and superior to the lien or charge of the Jaffe Financing Statement;

          NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and other good and valuable considerations, the receipt and sufficiency of which consideration is hereby acknowledged, and in order to induce Lender to enter into the amendments described above, it is hereby declared, understood and agreed as follows:

          (1) That Lender would not enter into the amendments described above without this Reaffirmation of Subordination
Agreement.

          (2) The Bank Deed of Trust as amended by the Bank Deed of Trust Amendment, and any renewals or extensions thereof, is and at all times shall unconditionally be and remain a lien or charge on the Collateral, prior and superior to the lien or charge of the Jaffe Financing Statement.

          (3)  The Junior Trustees declare, agree and
acknowledge that:

               c. They have reviewed and understand (i) all provisions of the Loan Agreement Amendment and (ii) all provisions of the Bank Deed of Trust Amendment; and

               d. They (or their predecessors-in-interest) have previously intentionally and unconditionally waived, relinquished and subordinated the lien or charge of the Jaffe Financing Statement in favor of the lien or charge upon the real property described on Exhibit A and the Collateral of the Bank Deed of Trust and hereby reaffirm such waiver, relinquishment and subordination and understand that, in reliance upon, and in consideration of, this waiver, relinquishment and subordination, certain agreements have been entered into which would not have been entered into but for said reliance upon the Original Subordination as reaffirmed hereby.

          This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof.

          IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

OWNER:

TROPICANA ENTERPRISES,
a Nevada general partnership

By:  ADAMAR OF NEVADA,
     a Nevada corporation,
     its general partner


     By:____________________________
          Nelson W. Armstrong, Jr.
          Vice President and Secretary


HRN:

HOTEL RAMADA OF NEVADA,
a Nevada corporation


By______________________________
     Nelson W. Armstrong, Jr.
     Vice President and Secretary


JUNIOR TRUSTEES:



_____________________________________
CARY S. GLENNER,

as authorized agent for each of the Junior Trustees pursuant to the delegation of authorities, discretions and powers under that certain
Delegation of Trustees Powers Over Bond Notes dated December 29, 1997, executed by all of the Junior Trustees

                        ACKNOWLEDGMENTS


STATE OF ____________    )
                         ) ss
COUNTY OF ___________    )


     This instrument was acknowledged before me on May ____, 1998 by NELSON W. ARMSTRONG, JR. as Vice President and
Secretary of Adamar of Nevada, a Nevada corporation, as general partner of Tropicana Enterprises, a Nevada general partnership.


                    ____________________________________
                      (signature of notarial officer)


                    ____________________________________
                              (Title and rank)

                    My commission expires: __________________


STATE OF ____________    )
                         ) ss
COUNTY OF ___________    )


     This instrument was acknowledged before me on May ____, 1998 by NELSON W. ARMSTRONG, JR. as Vice President and
Secretary of Hotel Ramada of Nevada, a Nevada corporation.


                    ____________________________________
                      (signature of notarial officer)


                    ____________________________________
                              (Title and rank)

                    My commission expires: __________________


STATE OF ILLINOIS        )
                         )    ss.
COUNTY OF _______________     )


          On this the _______ day of ________________, 1998,
personally appeared before me, a Notary Public, CARY S. GLENNER, known to me to be the person described in and who acknowledged that he executed the foregoing instrument.


                         _______________________________
                         Notary Public

                          EXHIBIT "A"

                      (Legal Description)


          All that certain real property, situated in the County of Clark, State of Nevada, and described as follows:


The Northwest Quarter (NW 1/4) of the Northwest Quarter
(NW 1/4) of Section 28, Township 21 South, Range 61 East,
M.D.B. & M.

EXCEPTING from the hereinabove described property that portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter
(NW 1/4) of Section 28, Township 21 South, Range 61 East,
M.D.B. & M., more particularly described as follows:

COMMENCING at the Northwest corner of said Section;

THENCE South 87 degrees 36' East a distance of 50.06 feet to a point on the East right of way line of U.S. Highway No. 91, this point being the true point of beginning;

THENCE South 87 degrees 36' East along the North line of said Section a distance of 1267.20 feet to a point;

THENCE South 0 degrees 25'00" East a distance of 101.41 feet to a point;

THENCE South 89 degrees 45'02" West a distance of 1265.75 feet to a point;

THENCE North 0 degrees 22'00" West a distance of 159.98 feet to the TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM that portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B. & M., as conveyed to the State of Nevada for public highway by Deed dated December 15, 1952 and recorded August 11, 1953 as Document
No. 411231, Clark County, Nevada Records.

FURTHER EXCEPTING THEREFROM that portion as conveyed to Clark
County for road purposes by Document No. 104313 and recorded
April 23, 1957.

FURTHER EXCEPTING THEREFROM the Southerly 30 feet as conveyed to Clark County for road and public utility purposes by Document No. 262900, recorded February 22, 1973 in Book 303 and by Document No. 551260, recorded February 4, 1976 in Book 592 of Official Records, Clark County, Nevada.

                           EXHIBIT B

                      FIRST AMENDMENT TO
              AMENDED AND RESTATED DEED OF TRUST
                    AND SECURITY AGREEMENT
                   WITH ASSIGNMENT OF RENTS


          This First Amendment to Amended and Restated Deed of Trust and Security Agreement with Assignment of Rents, dated as of May 28, 1998 ("Amendment"), is by and among TROPICANA ENTERPRISES, a Nevada general partnership, as Debtor and Trustor (hereinafter referred to as "Trustor"), HOTEL RAMADA OF NEVADA, a Nevada corporation, as an Additional Debtor (hereinafter referred to as "Additional Debtor"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as "Administrative Agent" (as defined in the Loan Agreement Amendment described below) for the "Banks" (as defined in the Loan Agreement described below), as Beneficiary and Secured Party (hereinafter referred to as "Beneficiary"). This Amendment is a first amendment to that certain Amended and Restated Deed of Trust and Security Agreement with Assignment of Rents dated October 4, 1994 (the "Original Deed of Trust"), executed by Trustor and Additional Debtor for the benefit of Beneficiary and recorded October 5, 1994 in Book 941005 as Instrument No. 00644 in the Official Records of Clark County, Nevada. The Original Deed of Trust, as modified from time to time (including by this Amendment), is referred to herein as the "Deed of Trust."

          In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor, Additional Debtor and Beneficiary hereby agree as follows:

     1.  Recitals and Certain Definitions.

          1.1 This Amendment is entered into a. with reference to that certain Second Amended and Restated Loan Agreement dated October 4, 1994, among Trustor, Additional Debtor, Beneficiary and the Banks so defined therein (the "Original Loan Agreement"), and b. in conjunction with an Amendment No. 1 to Loan Agreement of even date herewith among Trustor, Additional Debtor and Beneficiary (the "Loan Agreement Amendment") and certain other documents of even date herewith that are described in the Loan Agreement Amendment and/or that are otherwise being executed with reference thereto (collectively, together with the Loan Agreement Amendment, this Amendment and the Master Note and Discretionary Notes described below, the "Modification Documents"). The Original Loan Agreement, as modified from time to time (including by the Loan Agreement Amendment), is referred to herein as the "Loan Agreement."

          1.2 The Modification Documents modify obligations that are presently secured by the Deed of Trust, including without limitation certain obligations evidenced by the "Notes" so defined in the Original Loan Agreement and the Original Deed of Trust (the "Original Notes"), each executed by Trustor.
Such modifications include, without limitation, an extension of the maturity date of the Loan (as defined in the Original Deed of Trust) and a change to the interest rate(s) applicable thereto. Capitalized terms used and not otherwise defined herein have the meanings set forth for them in the Loan Agreement Amendment or, if not defined therein, have the meanings set forth for them in the Original Loan Agreement.

          1.3 As further described in the Loan Agreement Amendment, Beneficiary has been appointed as the "Administrative Agent" for the Banks under the Loan Agreement, and the Loan Agreement Amendment provides that each reference to the "Managing Agent" in any Loan Document (including without limitation in the Deed of Trust) shall be deemed a reference to the "Administrative Agent."

          1.4 Also as further described in the Loan Agreement Amendment, the Original Notes have been superseded and replaced by a single "Master Note" of even date herewith that is so defined in the Loan Agreement Amendment, which Master Note, in the face principal amount of $62,278,433.79, has been made by Trustor to the order of Beneficiary to collectively evidence the Loans made by all of the Banks that were formerly evidenced by a separate promissory note in favor of each Bank. Notwithstanding the fact that the Master Note collectively evidences all of such Loans, the Loan Agreement Amendment further provides for the issuance of supplemental "Discretionary Notes" (as defined in the Loan Agreement Amendment) made by Trustor to a particular Bank, if requested by that Bank, to evidence that Bank's Pro Rata Share of the Loans. As used in this Amendment, "Notes" means, collectively, the Master Note and any Discretionary Notes, in each case as originally executed or as the same may from time to time be supplemented, amended, renewed, extended, supplanted or otherwise modified.

     2. Modification of Secured Obligations. The Deed of Trust is hereby modified to provide that it secures, in addition to all other obligations now secured thereby,
a. Trustor's obligations under the Original Notes and under all other existing Loan Documents that are presently secured by the Deed of Trust, as such obligations and documents are supplemented and/or otherwise modified pursuant to the Modification Documents, b. Additional Debtor's obligations under the existing Loan Documents that are presently secured by the Deed of Trust, as such obligations and documents are supplemented and/or otherwise modified pursuant to the Modification Documents, c. Trustor's obligations under the Master Note and under any Discretionary Notes that are executed by Trustor from time to time, and d. all other obligations of Trustor and/or Additional Debtor to Beneficiary, Trustee and/or the Banks, as applicable, under all other Modification Documents.

     3. Addresses for Notices. All notices, demands, approvals and other communications to Trustor and/or
Beneficiary with respect to the Deed of Trust shall be in writing and be delivered to the appropriate party at its address as follows:

          If to Trustor:

               Tropicana Enterprises
               c/o Tropicana Hotel/Casino
               3801 Las Vegas Boulevard South
               Las Vegas, Nevada  89109

          If to Beneficiary:

               Bank of America NT&SA
               555 South Flower Street, #3283
               Los Angeles, California  90071
               Attn:  Jon Varnell, Managing Director

             with a copy to:

               Bank of America NT&SA
               555 South Flower Street (LA-5777)
               Los Angeles, California  90071
               Attn:  William Newby, Managing Director

Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

     4. No Other Amendment. Except as expressly modified hereby, the Deed of Trust remains in full force and effect.

     5. Miscellaneous. This Amendment shall bind, and shall inure to the benefit of, the successors and assigns of the parties. This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof.

          IN WITNESS WHEREOF, Trustor, Additional Debtor and
Beneficiary have caused this Amendment to be duly executed as of the date first written above.

                         "Trustor and Debtor":

TROPICANA ENTERPRISES,
a Nevada general partnership,

By:ADAMAR OF NEVADA,
a Nevada corporation, general
partner


By:____________________________
     Nelson W.
Armstrong, Jr.
     Vice President and
Secretary

                         "Additional Debtor":

HOTEL RAMADA OF NEVADA,
a Nevada corporation


By:_________________________________
     Nelson W. Armstrong, Jr.
     Vice President and Secretary

                         "Beneficiary":

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION,
as Administrative Agent


By:_________________________________
Janice Hammond, Vice President
                        ACKNOWLEDGMENTS


STATE OF ____________    )
                         ) ss
COUNTY OF ___________    )


     This instrument was acknowledged before me on May ____, 1998 by NELSON W. ARMSTRONG, JR. as Vice President and
Secretary of Adamar of Nevada, a Nevada corporation, as general partner of Tropicana Enterprises, a Nevada general partnership.


                    ____________________________________
                      (signature of notarial officer)


                    ____________________________________
                              (Title and rank)

                    My commission expires: __________________


STATE OF ____________    )
                         ) ss
COUNTY OF ___________    )


     This instrument was acknowledged before me on May ____, 1998 by NELSON W. ARMSTRONG, JR. as Vice President and
Secretary of Hotel Ramada of Nevada, a Nevada corporation.


                    ____________________________________
                      (signature of notarial officer)


                    ____________________________________
                              (Title and rank)

                    My commission expires: __________________


STATE OF ____________    )
                         ) ss
COUNTY OF ___________    )


     This instrument was acknowledged before me on May ____, 1998 by JANICE HAMMOND, as Vice President of Bank of America
National Trust and Savings Association, a national banking association.



                    ____________________________________
                      (signature of notarial officer)

                    ____________________________________
                              (Title and rank)

                    My commission expires: __________________

Exhibit C-1
MASTER NOTE


$62,278,433.79                                     May 28, 1998
                                              Las Vegas, Nevada


          FOR VALUE RECEIVED, TROPICANA ENTERPRISES, a Nevada general partnership ("Borrower"), promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent for the Banks under the Loan Agreement described below ("the Banks", each of which is a direct beneficiary of this Master Note) the principal amount of SIXTY-TWO MILLION TWO HUNDRED SEVENTY-EIGHT THOUSAND FOUR HUNDRED THIRTY-THREE AND 79/100 DOLLARS ($62,278,433.79), payable as hereinafter set forth. The undersigned promises to pay inter-est on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          1. The Loan Agreement and the Other Loan Agreement; Incorporated Terms and Provisions. This Note is the Master Note referred to in and delivered pursuant to the Second Amended and Restated Loan Agreement dated as of October 4, 1994, among Borrower, the Banks, Lead Managers, Co-Agents and Co-Managing Agents referred to therein, and Bank of America National Trust and Savings Association, as Managing Agent, as amended by Amendment No. 1 to Loan Agreement dated as of May 28, 1998 (the "Loan Agreement") pursuant to which Bank of America National Trust and Savings Association has been appointed as Administrative Agent for the Banks. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement.

          Concurrently with the execution and delivery of the Loan Agreement, the Banks, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and the Administrative Agent have entered into an Amended and Restated Reducing Revolving Loan Agreement of even date herewith (as supplemented, modified, amended, renewed, extended or supplanted from time to time, the "Other Loan Agreement") with Aztar Corporation, a Delaware corporation ("Parent"). Certain other terms and provisions of the Other Loan Agreement are incorporated herein by reference as set forth below.

          2. Privileges of the Banks. Each Bank is a ratable holder and entitled to the benefits of this Master Note. The Banks are also entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supple-mented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

          3. Amortization. The principal indebtedness evidenced by this Master Note shall be payable on the last day of each calendar month (the "Amortization Date") during the periods described below by the amount set forth opposite that period, provided that the then remaining principal indebtedness outstanding under this Master Note shall be payable on June 30, 2003 (such maturity date, or such later maturity date as may then be in effect is referred to herein as the "Maturity Date").

               Period                      Amount

     May 31, 1998 thru Dec. 31, 1998              $256,246.00
     Jan. 31, 1999 thru Dec. 31, 1999             $274,770.08
     Jan. 31, 2000 thru Dec. 31, 2000             $294,633.25
     Jan. 31, 2001 thru Dec. 31, 2001             $315,932.25
     Jan. 31, 2002 thru Dec. 31, 2002             $341,721.31
     Jan. 31, 2003 thru May 31, 2003              $365,641.80

The principal indebtedness evidenced by this Master Note may be prepaid at any time, and from time to time, in whole or in part without premium or penalty, provided that, subject to Section 8 hereof each prepayment shall be applied to installments due hereunder in the inverse order of their maturity.

          4. Extension of Maturity Date; Mandatory Assignment of this Master Note. During the period commencing on April 1, 1999 and ending on May 31, 1999, Borrower may by written request delivered to the Administrative Agent (with sufficient copies thereof for the Banks) request that the Maturity Date of this Master Note be extended for one year, provided that a similar request for extension of the Other Loan Agreement is concurrently submitted by Parent pursuant to Section 2.11 of the Other Loan Agreement.

          The Administrative Agent shall promptly forward the request for extension, and any accompanying materials, to the Holder and the other Banks. The Holder, in its sole and absolute discretion, shall determine whether to grant the request for extension. Each Bank, in its sole and absolute discretion, shall determine whether to grant the request for extension. Borrower at its option may offer to pay an extension fee to each Bank which consents to such extension, but if such a fee is offered, it shall be a fee offered ratably to each consenting Bank in accordance with that Bank's Pro Rata Share. The Banks agree to use their best efforts to respond to the request for extension within thirty Banking Days after receipt of the request for extension; failure to respond shall in no event be deemed to be a consent to the extension.

          If all of the Banks notify the Administrative Agent in writing that they consent to the requested extension, the Administrative Agent shall notify Borrower and the Banks in writing of such an extension and the Maturity Date shall (subject to payment of any agreed-upon extension fee) automatically be extended for one year. The Administrative Agent shall notify Borrower and the Banks in writing of such an extension.

          If Banks holding at least 75% of the Loans consent to the request for extension, but one or more Banks (each a "Non-Consenting Bank") notify the Administrative Agent that it will not consent to the request for extension (or fail to notify the Administrative Agent in writing of its consent to the extension), Borrowers may cause such Non-Consenting Bank to be removed as a Bank under the Loan Agreement pursuant to
Section 8.20 thereof. If such removal is accomplished by assignment to an Eligible Assignee and such Eligible Assignee notifies the Administrative Agent in writing that it consents to the request for extension, then the request for extension shall be granted with the effect as set forth above. If such removal is accomplished by an assignment of the Loans of the Non-Consenting Bank being removed to the remaining Banks pursuant to Section 8.20(b) of the Loan Agreement, then the Administrative Agent shall notify all of the Banks in writing thereof and each Bank shall have the right to notify the Administrative Agent within ten Banking Days after receipt of such notice that such Bank elects to be treated as a Non-Consenting Bank, in which case it shall be so treated as aforesaid.

          If a request for extension is made during the April 1, 1999 through May 31, 1999 period as aforesaid and the requested extension is granted by the Banks, Borrower shall have the right to request a further one year extension of the Maturity Date during the period from April 1, 2000 through May 31, 2000. All of the procedures and conditions applicable to the earlier request for extension shall apply to any such request for extension.

          If either or both of the requested extensions is granted, the principal amount payable on each Amortization Date in the period from June 30, 2003 through December 31, 2003 shall be $365,641.80, the principal amount payable on each Amortization Date in the period from January 31, 2004 through December 31, 2004 shall be $391,236.73 and the amount payable on each Amortization Date in the period from January 31, 2005 through May 31, 2005 shall be $418,623.30.

          5. Interest Rates; General. Subject to Section 6 hereof, interest shall be payable on the principal amount hereof remaining unpaid from time to time from the date thereof until payment in full. Interest shall accrue at a fluctuating rate per annum equal to the Alternate Base Rate plus the Applicable Alternate Base Rate Margin (in each case, as defined in the Other Loan Agreement) unless:

               a. Borrower elects to have interest calculated with respect to all or a portion of the Loan with reference to the "Eurodollar Rate" in accordance with Section 7 hereof; or

               b.   the "Default Rate" is then applicable under
Section 10 hereof.

Each change in the interest rate under this Section 5 due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate. Interest shall accrue and be payable both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the Default Rate described in the Other Loan Agreement, to the fullest extent permitted by applicable law.

          6. Limitation on Maximum Rates of Interest. The Other Loan Agreement provides for determination of interest rates based upon (a) the Alternate Base Rate plus the Applicable Alternate Base Rate Margin or (b) the Eurodollar Rate plus the Applicable Eurodollar Rate Margin. The Applicable Alternate Base Rate Margin and the Applicable Eurodollar Rate Margin are determined on the basis of certain financial performance ratios relating to Aztar Corporation and its subsidiaries. While this Note refers to the Other Loan Agreement for the determination of interest rates indices and margins, in no event shall (a) the Applicable Alternate Base Rate Margin relative to the Loans evidenced by this Note exceed 1.00% per annum or (b) the Applicable Eurodollar Rate Margin relative to the Loans evidenced by this Note exceed 2.25% per annum.

          7. Eurodollar Rate Loans. By request to the Administrative Agent, Borrower may elect to have interest with respect to all or one or more portions of the Loans (each a "Eurodollar Tranche") calculated on the basis of the then applicable Eurodollar Rate plus the Applicable Eurodollar Margin (in each case as defined and as determined in the Other Loan Agreement). Each such request shall be made pursuant to a Request for Rate Designation in the form previously supplied by the Administrative Agent to Borrower or another form acceptable to the Administrative Agent (or pursuant to a telephonic or other request submitted in the manner described in Section 2.1 of the Other Loan Agreement). The Eurodollar Rate and the Applicable Eurodollar Margin for each Eurodollar Tranche shall be determined as set forth in the Other Loan Agreement, provided that:

               a.   Unless the Administrative Agent and the
Requisite Banks otherwise consent, there shall be no more than ten (10) Interest Periods with respect to Eurodollar Tranches in effect at any one time.

               b.   No Eurodollar Tranche may be requested
during the existence of any Event of Default or any event or circumstance which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

               c. Nothing contained herein shall require any Bank to fund any portion of the Loans in the Designated
Eurodollar Market (as defined and as determined in the Other
Loan Agreement).

          8. Incorporation of Certain Eurodollar Provisions of the Other Loan Agreement. The provisions of Sections 3.8 of the Other Loan Agreement (which Section sets forth the manner in which Eurodollar Loans are made and the interest rates therefor are calculated) are hereby incorporated by reference as though set forth herein in full, mutatis mutandis. Capitalized terms used in Section 3.8 of the Other Loan Agreement are used (for the purposes of such incorporated provisions only) with the meanings set forth for those terms in the Other Loan Agreement.

          9. Increased Commitment Costs. If any Bank determines in good faith that the introduction after the date hereof of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by that Bank (or its Eurodollar Lending Office (as defined and as determined in the Other Loan Agreement)) or any corporation controlling that Bank, with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other authority, affects or would affect the amount of capital required or expected to be maintained by that Bank or any corporation controlling that Bank and (taking into consideration that Bank's or such corporation's policies with respect to capital adequacy and that Bank's desired return on capital) determines in good faith that the amount of such capital is increased, or the rate of return on capital is reduced, as a consequence of its obligations under the Loan Agreement or this Master Note, then, within ten (10) Banking Days after demand by that Bank, Borrower shall pay to that Bank, from time to time as specified in good faith by that Bank, additional amounts sufficient to compensate that Bank in light of such circumstances, to the extent reasonably allocable to such obligations under the Loan Agreement or this Master Note, provided that Borrower shall not be obligated to pay any such amount which arose prior to the date which is ninety (90) days preceding the date of such demand or is attributable to periods prior to the date which is ninety (90) days preceding the date of such demand. Any request for compensation by a Bank under this Section shall set forth the basis upon which it has been determined that such an amount is due from Borrower, a calculation of the amount due, and a certification that the corresponding costs or diminished rate of return on capital have been incurred or sustained by that Bank. If Borrower becomes obligated to pay a material amount under this Section to any Bank, that Bank will be subject to removal in accordance with Section 8.20 of the Loan Agreement; provided that Borrower shall have paid such amount to the Bank and that Borrower, within the thirty (30) day period following the date of such payment, shall have notified that Bank in writing of its intent to so remove the Bank. Each Bank's determination of such amounts shall be conclusive in the absence of manifest error.

          10. Default Interest. If any installment of principal or interest or any fee or cost or other amount payable hereunder or under any Loan Document to the Banks is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus the Applicable Alternate Base Rate Margin plus 2% (the "Default Rate"), to the fullest extent permitted by applicable laws. Accrued and unpaid interest on past due amounts (including, without limitation, interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable laws and shall be payable upon demand.

          11. Payment of Interest. All interest hereunder which is calculated with reference to the Alternate Base Rate and which has accrued on each September 30, December 31,
March 31 and June 30, and on the date of any prepayment of this
Master Note, shall be due and payable on that day.   All
interest accrued on the portion of the Loans for which interest is calculated on the basis of the Eurodollar Rate shall be due and payable:

               a.   For Eurodollar Tranches with Eurodollar
     Periods of a term of three months or less on the last day of the related Eurodollar Period; and

               b. For each other Eurodollar Tranche, on the date which is three months after the date such Eurodollar Tranche began (and, in the event that all of the Banks have approved a Eurodollar Tranche with a Eurodollar Period longer than six months, every three months thereafter through the last day of the Eurodollar Period) and on the last day of the related Eurodollar Period.

          12. Computation of Interest and Fees. Computation of interest on Alternate Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed; computation of interest on Eurodollar Rate Tranches and all fees under this Agreement shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Borrower acknowledges that such latter calculation method will result in a higher yield to the Banks than a method based on a year of 365 or 366 days. Interest shall accrue on the Loans for the day on which they are made; interest shall not accrue on Loans, or any portion thereof, for the day on which the Loans or such portion is paid. Notwithstanding anything in this Agreement to the contrary, interest in excess of the maximum, amount permitted by applicable laws shall not accrue or be payable hereunder, and any amount paid as interest hereunder which would otherwise be in excess of such maximum permitted amount shall be treated instead as a payment of principal.

          13. Non-Banking Days. If any payment to be made by Borrower or HRN under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day and the extension of time shall be reflected in computing interest and fees.

          14.  Manner and Treatment of Payments.

               a.   Each payment hereunder (except payments
     pursuant to Sections 8 and 9 of this Master Note) or under any other Loan Document shall be made to the Administrative Agent, at the Administrative Agent's Office, for the account of the Banks, in immediately available funds not later than 11:00 a.m., California time, on the day of payment (which must be a Banking Day). All payments received after such time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Administrative Agent for the account of the Banks shall be immediately paid by the Administrative Agent to the Banks in immediately available funds and, if such payment was received by the Administrative Agent by 11:00 a.m., California time, on a Banking Day and not so made avail-able to the account of a the Banks on that Banking Day, the Administrative Agent shall reimburse the Banks for the cost to the Banks of funding the amount of such payment at the Federal Funds Rate (as defined and as determined in the Other Loan Agreement). All payments shall be made in lawful money of the United States of America.

               b. Each payment or prepayment on account of the Loans shall be applied pro rata to the Banks in accordance with each Banks' Pro Rata Share.

               c.   Each payment of any amount payable by
     Borrower or HRN under the Loan Agreement, this Master Note or any other Loan Document shall be made free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Authority, central bank or comparable authority, excluding
     (i) taxes imposed on or measured in whole or in part by its overall net income or gross receipts and franchise taxes imposed on the Banks, by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business," (ii) any withholding taxes or other taxes based on net income imposed by the United States of America (other than withholding taxes and taxes based on net income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Authority) and (iii) any withholding taxes or other taxes based on net income imposed by the United States of America for any period with respect to which it has failed to provide Borrower with the appropriate form or forms required by Section 10.8 of the Loan Agreement, to the extent such forms are then required by applicable laws (all such non-excluded taxes, assessments or other charges being hereinafter referred to as "Taxes"). To the extent that Borrower is obligated by applicable laws to make any deduction or withholding on account of Taxes from any amount payable to any of the Banks under this Agreement, Borrower shall (i) make such deduction or withholding and pay the same to the relevant Governmental Authority and (ii) pay such additional amount to the Banks as is necessary to result in the Banks receiving a net after-Tax amount equal to the amount to which the Banks would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to any of the Banks on account of such Taxes, the relevant Banks shall promptly refund such excess to Borrower. If Borrower becomes obligated to pay a material amount under this Section to any Bank, that Bank will be subject to removal in accordance with Section 8.20; provided that Borrower shall have paid such amount to that Bank and that Borrower, within the thirty (30) day period following the date of such payment, shall have notified the Bank in writing of its intent to so remove the Bank.

          15. Funding Sources. Nothing in the Loan Documents shall be deemed to obligate any Bank to obtain the funds for its Pro Rata Share of the Loans in any particular place or man-ner or to constitute a representation by any Bank that it has obtained or will obtain such funds in any particular place or manner.

          16. Failure to Charge Not Subsequent Waiver. Any decision by the Administrative Agent or any Bank not to require payment of any interest (including interest arising under Section 10), fee, cost or other amount payable under any Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Administrative Agent's or such Bank's right to require full payment of any interest (including interest arising under Section 10), fee, cost or other amount payable under any Loan Document, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

          17. Administrative Agent's Right to Assume Payments Will be Made by Borrower. Unless the Administrative Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payments, the Administrative Agent may, in its discretion, assume that Borrower has remitted such payments when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Bank on such payment date an amount equal to each Bank's share of such assumed payments. If Borrower has not in fact remitted such payment to the Administrative Agent, the Banks shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to the Banks, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to the Banks to the date such amount is repaid to the Administrative Agent at the Federal Funds Rate.

          18. Fee Determination Detail. The Banks, shall provide reasonable detail to Borrower regarding the manner in which the amount of any payment to the Banks under this Master Note has been determined, concurrently with demand for such payment.

          19. Survivability. All of Borrower's obligations under Sections 8 and 9 shall survive for ninety (90) days fol-lowing the date on which all Loans hereunder are fully paid.

          20. The Bank's Records. The Banks shall use its best efforts to keep a record of payments received by it with respect to this Master Note, and such record shall be presumptive evidence of the amounts owing under this Master Note. The Banks may make notations on the attached Schedule B of such payments or may use any other manner of recordation of payments which the Banks deem appropriate. Subject to
Section 9.7(g) of the Loan Agreement, such record shall, as against Borrower, be presumptive evidence of the amounts owing under this Master Note. Notwithstanding the foregoing sen-tence, the Banks shall not be liable to Borrower or HRN for any failure to keep such a record.

          21. Collateral. This Master Note is secured, inter alia by that the Second Amended Deed of Trust and Security Agreement With Assignment of Rents referred to in the Loan Agreement, as amended by Amendment No. 1 thereto dated as of the date of this Master Note, and as the same may hereafter be amended.

          22. Costs of Collection. The undersigned hereby promises to pay all costs and expenses of each Bank incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any Bank's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

          23.  Waiver.  The undersigned hereby waives
presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable laws.

          24. Governing Laws. This Master Note shall be delivered to and accepted by the Administrative Agent on behalf of each of the Banks in the State of Nevada, and shall be governed by, and construed and enforced in accordance with, the local laws thereof.

          25.  Non-Recourse.   Notwithstanding anything in this
Master Note, the Loan Agreement, the Deed of Trust or any other Loan Document or Expansion Financing Document to the contrary,
(i) no general partner of Borrower (including, specifically, any member of the Jaffe Group, as defined in the Borrower's Partnership Agreement or Adamar), shall have personal liability for or be liable or subject to any deficiency judgment for, payment of any portion of the obligations evidenced by this Master Note or any other sums payable to Administrative Agent or the Banks under this Master Note, the Loan Agreement, the Deed of Trust or any other Loan Document or Expansion Financing Document, it being expressly covenanted and agreed that no personal liability or responsibility is assumed or at any time shall be asserted or enforced against any of the partners of Borrower, or their respective heirs, successors or assigns, on account of any representation, warranty, covenant, obligation, understanding or agreement contained in this Master Note or any Loan Document or Expansion Financing Document, and (ii) HRN shall not have any personal liability for the payment of any sums to Administrative Agent or the Banks under this Master Note, the Loan Agreement and the Loan Documents except as specifically set forth in the Assignment of HRN Master Lease Rents.

          Without limiting or affecting in any manner whatsoever the exculpatory provisions of this Section 25, and subject to the provisions thereof, Administrative Agent and the Banks, in exercising their rights, powers and remedies under the Loan Documents, including the rights, powers and remedies described in Section 8.8 of the Loan Agreement, may enforce the Loan Documents against Borrower by any proceeding in law or in equity and recover all amounts owing to Administrative Agent or the Banks from Borrower under the Loan Documents solely and exclusively from the Collateral and Borrower's other assets, whether now owned or hereafter acquired, and in the event that any suit shall be brought against Borrower upon the Notes or any other Loan Documents, whether before or after maturity, by acceleration or passage of time, or otherwise, for damages or a money judgment, any such judgment obtained in, or as a result of, such suit shall be enforceable and/or enforced solely and exclusively against the Collateral and the other assets of Borrower (such assets not including any right to require any partner of Borrower to contribute funds, debt or equity, to Borrower, whether the capital account of such partner be positive or negative, it being understood that the exculpation of the partners of Borrower under this Section 25 shall extend to any obligation of such partners to Borrower in their capacity as partners).


                         TROPICANA ENTERPRISES, a Nevada
                         general partnership

                         By:  Adamar of Nevada, a Nevada
                              corporation
                         Its: General Partner


                              By:________________________

                              Its: ________________________

                     PAYMENTS OF PRINCIPAL




Date       Amount of           Unpaid           Notation
         Principal Paid       Principal         Made by
                               Balance

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

Exhibit C-2

DISCRETIONARY PROMISSORY NOTE


$______________                                  ______________
                                              Las Vegas, Nevada



          FOR VALUE RECEIVED, TROPICANA ENTERPRISES, a Nevada general partnership ("Borrower"), promises to pay to the order of __________________ ("the Bank") the principal amount of _____________________ ($________________), payable as hereinafter set forth. The undersigned promises to pay inter-est on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.


          1. The Loan Agreement and the Other Loan Agreement; Incorporated Terms and Provisions. This Note is one of the Discretionary Notes referred to in and delivered pursuant to the Second Amended and Restated Loan Agreement dated as of October 4, 1994, among Borrower, the Banks, Lead Managers, Co-Agents and Co-Managing Agents referred to therein, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement") as amended by Amendment No. 1 dated as of May 28, 1998, pursuant to which Bank of America National Trust and Savings Association has been appointed as Administrative Agent for the Banks. . Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement.

          2. Relationship to Master Note. This Discretionary Note evidences Loans made by the Bank to Borrower pursuant to the Loan Agreement and the Master Note referred to in the Loan Agreement, and shall not be duplicatively enforced with the Master Note. Principal and interest hereunder shall be made in the manner, on the dates and at the rates set forth in the Master Note.

          3. Costs of Collection. The undersigned hereby promises to pay all costs and expenses of the Bank incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of the Bank's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

          4.  Waiver.  The undersigned hereby waives
presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable laws.

          5. Governing Laws. This Discretionary Note shall be delivered to and accepted by the Bank, or by the Administrative Agent on its behalf, in the State of Nevada, and shall be governed by, and construed and enforced in accordance with, the local laws thereof.

          6.  Non-Recourse.   Notwithstanding anything in this
Discretionary Note, the Loan Agreement, the Deed of Trust or any other Loan Document or Expansion Financing Document to the contrary, (i) no general partner of Borrower (including, specifically, any member of the Jaffe Group, as defined in the Borrower's Partnership Agreement or Adamar), shall have personal liability for or be liable or subject to any deficiency judgment for, payment of any portion of the obligations evidenced by this Discretionary Note or any other sums payable to Administrative Agent or the Bank under this Discretionary Note, the Loan Agreement, the Deed of Trust or any other Loan Document or Expansion Financing Document, it being expressly covenanted and agreed that no personal liability or responsibility is assumed or at any time shall be asserted or enforced against any of the partners of Borrower, or their respective heirs, successors or assigns, on account of any representation, warranty, covenant, obligation, understanding or agreement contained in this Discretionary Note or any Loan Document or Expansion Financing Document, and
(ii) HRN shall not have any personal liability for the payment of any sums to Administrative Agent or the Bank under this Discretionary Note, the Loan Agreement and the Loan Documents except as specifically set forth in the Assignment of HRN Master Lease Rents.

          Without limiting or affecting in any manner whatsoever the exculpatory provisions of this Section 6, and subject to the provisions thereof, Administrative Agent and the Banks, in exercising their rights, powers and remedies under the Loan Documents, including the rights, powers and remedies described in Section 8.8 of the Loan Agreement, may enforce the Loan Documents against Borrower by any proceeding in law or in equity and recover all amounts owing to Administrative Agent or the Banks from Borrower under the Loan Documents solely and exclusively from the Collateral and Borrower's other assets, whether now owned or hereafter acquired, and in the event that any suit shall be brought against Borrower upon the Notes or any other Loan Documents, whether before or after maturity, by acceleration or passage of time, or otherwise, for damages or a money judgment, any such judgment obtained in, or as a result of, such suit shall be enforceable and/or enforced solely and exclusively against the Collateral and the other assets of Borrower (such assets not including any right to require any partner of Borrower to contribute funds, debt or equity, to Borrower, whether the capital account of such partner be positive or negative, it being understood that the exculpation of the partners of Borrower under this Section 6 shall extend to any obligation of such partners to Borrower in their capacity as partners).


TROPICANA ENTERPRISES, a Nevada
general partnership

By:  Adamar of Nevada, a Nevada
     corporation
Its: General Partner


     By:________________________

     Its: ______________________

           PAYMENTS OF PRINCIPAL

                                 Unpaid
            Amount of           Principal        Notation
Date      Principal Paid         Balance         Made by

_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

                           EXHIBIT D

            GLOBAL ASSIGNMENT AND RELEASE AGREEMENT

          THIS GLOBAL ASSIGNMENT AND RELEASE AGREEMENT
("Agreement") dated as of May 28, 1998 is entered into by the Assignors and Assignees described on the signature pages hereto with reference to (a) the Reducing Revolving Loan Agreement dated as of October 4, 1994 (the "Aztar Loan Agreement") among Aztar Corporation ("Aztar") and certain of its Subsidiaries (the "Co-Borrower Subsidiaries") with such Co-Borrower Subsidiaries as joint and several co-borrowers, the Banks therein named, and Bank of America National Trust and Savings Association, as Managing Agent and (b) the Second Amended and Restated Loan Agreement dated as of October 4, 1994 (the "Tropicana Loan Agreement") among Tropicana Enterprises ("Tropicana"), the Banks therein named, and Bank of America National Trust and Savings Association, as Managing Agent. The Aztar Loan Agreement and the Tropicana Loan Agreement are herein collectively referred to as the "Existing Loan Agreements". The parties hereto agree with reference to the following facts:

     A. Each of the Assignors is party to the Aztar Loan Agreement with the percentage interests in the credit facilities provided to the Co-Borrower Subsidiaries thereunder set forth on Schedule A hereto. Each of the Assignors is also party to the Tropicana Loan Agreement with the percentage interests in the credit facilities provided to Tropicana thereunder set forth on Schedule B hereto.

     B. As of the date hereof, the principal amount of the Obligations under the Aztar Loan Agreement and the principal amount of the Obligations under the Tropicana Loan Agreement are as set forth on Schedule C hereto.

     C. Immediately following the effectiveness of this Agreement, (i) the Aztar Loan Agreement shall be amended and restated, as to a portion thereof, pursuant to an Amended and Restated Reducing Revolving Loan Agreement (the "Amended Revolver") of even date herewith (under which Aztar shall be the sole Borrower), (ii) a portion of the Aztar Loan Agreement shall be evidenced by a Term Loan Agreement (the "Term Loan Agreement") of even date herewith and (iii) the Tropicana Loan Agreement shall be amended pursuant to an Amendment No. 1 to Loan Agreement of even date herewith (collectively, the "Amended Agreements").

     D.   In anticipation of the execution of the Amended
     Agreements, the parties desire to make the assignments contemplated herein, so as to adjust their respective percentage interests under the Amended Agreements.

     E. Certain of the Banks who will hereby assign their entire interest in the Existing Loan Agreements as set forth on the signature page hereof (the "Exiting Banks") shall hereby terminate their status as Banks under the Existing Loan Agreements and shall not participate in the Amended Agreements.

     F. Pursuant to this Agreement, the Assignors will release the Co-Borrower Subsidiaries as borrowers under the Aztar Loan Agreement subject to their execution of the Subsidiary Guaranty under the Amended Revolver and the Term Loan Agreement.

     The parties hereto hereby severally represent, warrant, assign, accept and agree as follows:

          1. Definitions. Capitalized terms used but not defined herein are used with the meanings set forth for such terms in the Aztar Loan Agreement. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

          "Assignee" means (a) as to the Aztar Loan Agreement, those of the Banks having a positive amount set forth opposite the name of that Bank in (i) Column II of Schedule A hereto as to the Amended Revolver and
     (ii) Column III of Schedule A hereto as to the Term Loan Agreement and (b) as to the Tropicana Loan Agreement, those of the Banks having a positive amount set forth opposite the name of that Bank in Column II of Schedule B hereto.

          "Assigned Pro Rata Share" means, as to each Bank and each of the Amended Agreements, the amount and percentage interest assigned or accepted by that Bank under that Loan
     Agreement, as detailed on Schedules A and B.

          "Assignor" means (a) as to the Aztar Loan Agreement, those of the Banks having a positive amount set forth opposite the name of that Bank in Column I of Schedule A hereto and (b) as to the Tropicana Loan Agreement, those of the Banks having a positive amount set forth opposite the name of that Bank in Column I of Schedule B hereto.

          "Borrowers" means, as of the Effective Date, Aztar and Tropicana.

          "Effective Date" means the date upon which the Amended Agreements become effective and the payments described in Section 6 have been made.

          "Exiting Bank" means each Bank which hereby assigns its entire interest in the Existing Loan Agreements.

          "Loan Documents" means the Loan Documents described in the Aztar Loan Agreement and the Tropicana Loan
     Agreement.

          "Managing Agent" means Bank of America National Trust and Savings Association, in its capacity as Managing Agent for each of the Banks under the Existing Loan Agreements.

          "Obligations" means, collectively, the obligations and indebtedness of the Co-Borrower Subsidiaries and Tropicana, respectively, under the Existing Loan
     Agreements.

          "Pro Rata Shares" means, as the context requires, the percentage interest of the relevant Bank of the commitments under the Aztar Loan Agreement or Tropicana
     Loan Agreement.

          2. Representations and Warranties of the Assignors.
     Each Assignor severally represents and warrants, each for itself and not for any other Assignor, to the Assignees as follows:

          a. As of the date hereof, the Pro Rata Shares of such Assignor under the Loan Agreements are as set forth on Schedule A and Schedule B, in each case without giving effect to assignments thereof which have not yet become effective;

          b. Such Assignor is the legal and beneficial owner of such Assignor's Assigned Pro Rata Share and such Assignor's Assigned Pro Rata Share is free and clear of any adverse claim. Schedule C accurately reflects the aggregate outstandings under the Existing Loan Agreements;

          c. Such Assignor has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

          d. This Agreement constitutes the legal, valid and binding obligation of such Assignor.

The Assignors make no representation or warranty and assume no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of the Obligations, and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Existing Loan Agreements or the execution, legality, validity, enforceability, genuineness, or sufficiency of the Existing Loan Agreements or any Loan Document other than as expressly set forth above.

          3.  Representations and Warranties of the Assignees.
Each Assignee hereby represents and warrants, for itself and not for any other Assignee, to each Assignor as follows:

               (a) Such Assignee has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

               (b) This Agreement constitutes the legal, valid and binding obligation of such Assignee;

               (c) Such Assignee has independently and without reliance upon the Managing Agent or any Assignor and based on such documents and information as such Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Such Assignee will, independently and without reliance upon the Managing Agent or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Agreements;

               (d) Such Assignee has received copies of such of the Existing Loan Agreements and the Amended
     Agreements, related loan documents and financial statements of Borrowers and their Affiliates as it has requested;

               (e) Such Assignee will perform in accordance with their respective terms all of the obligations which by the terms of the Amended Agreements are required to be performed by it as a Bank; and

               (f)  Such Assignee is an Eligible Assignee.

          4. Assignment and Acceptance; Release of Exiting
Banks.

               (a) On the Effective Date and on the terms set forth herein, each Bank under the Aztar Loan Agreement hereby irrevocably sells, assigns and transfers, as an Assignor, its Assigned Pro Rata Share under the Aztar Loan Agreement (detailed as to percentage and amount in Column I of Schedule A hereto):

     (i)  to each Bank which is an Assignee under the Amended
     Revolver, its Assigned Pro Rata Share under the Amended
     Revolver (detailed as to percentage and amount in Column
     II of Schedule A hereto); and

     (ii) to each Bank which is an Assignee under the Term Loan
     Agreement, its Assigned Pro Rata Share under the Term Loan
     Agreement (detailed as to percentage and amount in Column
     III of Schedule A hereto).

Each Bank which is an Assignee under the Amended Revolver or the Term Loan Agreement hereby irrevocably accepts, from each such Assignor, an Assigned Pro Rata Share in the amount and percentage interest detailed in Columns II and III, respectively, of Schedule A hereto.

               (b) On the Effective Date and on the terms set forth herein, each Bank under the Tropicana Loan Agreement hereby irrevocably sells, assigns and transfers, as an Assignor, its Assigned Pro Rata Share under the Tropicana Loan Agreement (detailed as to percentage and amount in Column I of Schedule B hereto) to each Bank which is an Assignee under the Tropicana Loan Agreement. Each Bank which is an Assignee under the Tropicana Loan Agreement hereby irrevocably accepts, from each such Assignor, an Assigned Pro Rata Share in the amount and percentage interest detailed in Column II of Schedule B hereto.

               (c) On the Effective Date, each Bank which is an Exiting Bank hereby accepts termination of its status as a Bank under the Existing Loan Agreements, and all of the other parties thereto hereby release such Exiting Banks from their lending commitments and any other obligation under the Existing Loan Agreements.

               (d)  As of the Effective Date, each Assignee
shall have the rights and obligations of a "Bank" under the Loan Documents. Each Assignee hereby appoints and authorizes the Managing Agent to take such action and to exercise such powers under the Existing Loan Agreements as are delegated to the Managing Agent by the Existing Loan Agreements.

          5. Release of Co-Borrower Subsidiaries. On the Effective Date, each Co-Borrower Subsidiary is released from any further obligation as a co-borrower under the Aztar Loan Agreement; provided that each such Co-Borrower Subsidiary executes and delivers the Subsidiary Guaranty under the Amended Revolver and the Term Loan Agreement.

          6. Payment. On the Effective Date, and as a condition precedent to the assignments contemplated hereby, (i) Borrowers shall pay to each Bank through the Managing Agent all interest, fees, and other amounts which have accrued and remain unpaid under the Existing Loan Agreements as of the date hereof and (ii) the Assignees shall pay to the Assignors through the Managing Agent such principal amounts outstanding under the Existing Loan Agreements as are necessary to result in each Bank holding the percentage interest in the Amended Revolver and Term Loan Agreement as set forth in Columns II and III, respectively of Schedule A hereto (with any excess amount advanced to Aztar as additional principal outstanding under the Amended Revolver or Term Loan Agreement, as the case may be) and each Bank holding the percentage interest in the Tropicana Loan Agreement as is set forth in Column II of Schedule B hereto. The Managing Agent shall advise each Bank of the amounts to be so paid and (in the absence of written objection from any Bank) the advice of the Managing Agent shall be conclusively presumed to be correct. The Managing Agent may require that each payment made by or to a Bank be net of any amounts to be paid to or by that Bank. The Assignors and the Assignees hereby agree that if any of them receives any payment of interest, principal, fees or any other amount under the Existing Loan Agreements, their respective Notes or any other Loan Documents which is for the account of one of the other parties hereto, it shall hold the same in trust for such party to the extent of such party's interest therein and shall promptly pay the same to such party.

          7. Notes. Concurrently herewith each Bank is redelivering its promissory notes under the Existing Loan Agreements to counsel for the Managing Agent for cancellation in consideration of the issuance of the new promissory notes to be issued in connection with the Amended Agreements.

          8. Further Assurances. The Assignors and the Assignees further agree to execute and deliver such other instruments, and take such other action, as any party hereto may reasonably request in connection with the transactions contemplated by this Agreement.

          9.     Governing Law.  THIS AGREEMENT SHALL BE
DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LOCAL LAWS OF THE STATE OF NEVADA. FOR ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT, EACH ASSIGNEE HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEVADA.

          10.    Notices.  All communications among the
parties or notices in connection herewith shall be in writing, and shall be delivered in the manner set forth in the Aztar
Loan Agreement.

          11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that no Assignee shall assign its rights or obligations under this Agreement without the prior written consent of each Assignor and any purported assignment, absent such consent, shall be void. Nothing contained in this Section shall restrict the assignment by any Assignee of its rights under the Loan Documents following the Effective Date.

          12.     Consent of Managing Agent and Borrowers.
By executing this Agreement in the space provided below, Bank of America National Trust and Savings Association consents (in its capacity as Managing Agent under each of the Existing Loan Agreements) to each of the assignments described herein, and waives the recordation fees payable to it to it as Managing Agent pursuant to the Existing Loan Agreements in connection with such assignments. Borrowers (while not a party to this Agreement) have signed this Agreement below to evidence their consent to such assignments.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officials, officers or agents thereunto duly authorized as of the date first above written.

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION (as Managing Agent
under each of the Loan Agreements)

By: _____________________________

Title: ____________________________


"Assignors"

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION


By: __________________________________
     Scott L. Faber
     Vice President

Address:

Bank of America National Trust and
Savings Association
555 South Flower Street, 11th Floor,
#3283
Los Angeles, California  90071

Attn:Scott L. Faber
     Vice President

Telecopier:  (213) 228-2641
Telephone:   (213) 228-2768

With a copy to:

Bank of America National Trust and
Savings Association
555 South Flower Street (LA-5777)
Los Angeles, California  90071

Attn:William Newby
     Managing Director

Telecopier:  (213) 228-3145
Telephone:   (213) 228-2438


BANKERS TRUST COMPANY



By_________________________________
David Bell
Vice President

Address:

Bankers Trust Company
130 Liberty Street
New York, New York 10006

Attn:David Bell
     Vice President

Telecopier: (212) 250-7218
Telephone: (212) 250-9048



SOCIETE GENERALE



By_________________________________
Donald L. Schubert
First Vice President

Address:

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, California 90067

Attn:     Donald L. Schubert
          First Vice President

Telecopier: (310) 551-1537
Telephone: (310) 788-7104

With a copy sent to:

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, California 90067

Attn: Jane van Brussel

Telecopier: (310) 788-7106
Telephone: 9310) 551-1537


BANK OF SCOTLAND



By_________________________________
Annie Chin-Tat
Vice President

Address:

Bank of Scotland
565 Fifth Avenue
New York, New York 10017

Attn: Annie Chin-Tat

Telecopier: (212) 557-9460
Telephone: (212) 450-0871

With a copy to:

Bank of Scotland
660 South Figueroa Street, Suite 1760
Los Angeles, California 90017

Attn: Kandis Jaffrey

Telecopier: (213) 489-3594
Telephone: (213) 629-3057


CREDIT LYONNAIS LOS ANGELES BRANCH



By_________________________________
Dianne M. Scott
Vice President and Manager

Address:

Credit Lyonnais Los Angeles Branch
515 South Flower Street, 22nd Floor
Los Angeles, California 90071

Attn: Glenn Harvey

Telecopier: (213) 623-3437
Telephone: (213) 362-5956

With a copy to:

Ron Finn, Esquire
Legal Department
Credit Lyonnais, New York Branch
1301 Avenue of the Americas
New York, New York 10019

Telecopier: (212) 459-3187
Telephone: (212) 261-7050
PNC BANK, NATIONAL ASSOCIATION



By_________________________________
Gary W. Wessels
Vice President

Address:

PNC Bank, N.A.
Two Tower Center, 16th Floor
East Brunswick, New Jersey 08816

Attn: Denise D. Killen

Telecopier: (732) 220-3270
Telephone: (732) 220-3262


ABN AMRO BANK, N.V.



By_________________________________
Jeffrey A. French
Group Vice President and Director

By_________________________________
Michael Tolentino
Assistant Vice President and
Credit Analyst

Address:

ABN AMRO Bank, N.V.
101 California Street, Suite 4550
San Francisco, California 94111-5812

Attn: Michael Tolentino

Telecopier: (415) 362-3524
Telephone: (415) 984-3722

IMPERIAL BANK, A CALIFORNIA BANKING
CORPORATION



By   _________________________________

     _______________________________
     [Printed Name and Title]

Address:

Imperial Bank
9920 South La Cienega Boulevard, 14th
Floor
Inglewood, California 90301

Attn: Steven K. Johnson

Telecopier: (310) 417-5997
Telephone: (310) 417-5657


FIRST SECURITY BANK N.A., as an
Assignor and an Exiting Bank


By:___________________________
   David Williams
   Vice President

Address:

First Security Bank N.A.
Commercial Banking Division
15 East 100 South, Second Floor
Salt Lake City, Utah  84111

Attn:  David Williams
      Vice President

Telecopier:    (801) 246-5532
Telephone:     (801) 246-5540

MASSMUTUAL HIGH YIELD PARTNERS LLC, as
an Assignor and an Exiting Bank


By:___________________________
   Laura Hamel
   Title:_______________________

Address:

MassMutual High Yield Partners LLC
c/o Massachusetts Mutual Life
Insurance Co.
1295 State Street
Springfield, Massachusetts 01111

Attn:   John Wheeler
       _____________


Telecopier:    (413) 744-6127
Telephone:     (413) 744-6228


MERRILL LYNCH SENIOR FLOATING RATE
FUND, INC., as an Assignor and an
Exiting Bank


By:_________________________________
   Jill Montanye

Title:_____________________________

Address:

Merrill Lynch Senior Floating Rate
Fund Inc.
Area 1B
c/o Merrill Lynch Asset Management
800 Scudders Mill Road
Plainsboro, NJ 08536

Attn:    Jill Montanye
        _______________

Telecopier:    (609) 282-3542
Telephone:     (609) 282-3102




THE SUMITOMO BANK, LIMITED, as an
Assignor and an Exiting Bank


By:___________________________________
   Herbert W. Redding
   Vice President

Address:

The Sumitomo Bank, Limited
233 South Wacker Drive, Suite 5400
Chicago, IL 60606-6448

Attn:    Herbert W. Redding
        Vice President

Telecopier:    (312) 993-6255
Telephone:     (312) 993-6202

"Assignees"


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION


By: __________________________________
   Scott L. Faber
   Vice President

Address:

Bank of America National Trust and
Savings Association
555 South Flower Street, 11th Floor,
#3283
Los Angeles, California  90071

Attn:     Scott L. Faber
         Vice President

Telecopier:  (213) 228-2641
Telephone:   (213) 228-2768

With a copy to:

Bank of America National Trust and
Savings Association
555 South Flower Street (LA-5777)
Los Angeles, California  90071

Attn:     William Newby
          Managing Director

Telecopier:  (213) 228-3145
Telephone:   (213) 228-2438


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION


By: __________________________________
          Francis Griffin
   Attorney-In-Fact

Address:

Bank of America National Trust and
Savings Association
231 South LaSalle Street, 18th Floor
Chicago, Illinois 60697

Attn:  Francis Griffin

Telecopier:  (312) 828-7448
Telephone:   (312) 828-8244

With a copy to:

Bank of America National Trust and
Savings Association
231 South LaSalle Street, 18th Floor
Chicago, Illinois 60697

Attn:     Catherine Beard

Telecopier: (312) 828-7448
Telephone: (312) 828-6389

BANKERS TRUST COMPANY



By_________________________________
David Bell
Vice President

Address:

Bankers Trust Company
130 Liberty Street
New York, New York 10006

Attn:     David Bell
         Vice President

Telecopier: (212) 250-7218
Telephone: (212) 250-9048



SOCIETE GENERALE



By_________________________________
Donald L. Schubert
First Vice President


Address:

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, California 90067

Attn:     Donald L. Schubert
         First Vice President

Telecopier: (310) 551-1537
Telephone: (310) 788-7104

With a copy sent to:

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, California 90067

Attn: Jane van Brussel

Telecopier: (310) 788-7106
Telephone: 9310) 551-1537


BANK OF SCOTLAND



By_________________________________
Annie Chin-Tat
Vice President

Address:

Bank of Scotland
565 Fifth Avenue
New York, New York 10017

Attn: Annie Chin-Tat

Telecopier: (212) 557-9460
Telephone: (212) 450-0871

With a copy to:

Bank of Scotland
660 South Figueroa Street, Suite 1760
Los Angeles, California 90017

Attn: Kandis Jaffrey

Telecopier: (213) 489-3594
Telephone: (213) 629-3057


CREDIT LYONNAIS LOS ANGELES BRANCH



By_________________________________
Dianne M. Scott
Vice President and Manager

Address:

Credit Lyonnais Los Angeles Branch
515 South Flower Street, 22nd Floor
Los Angeles, California 90071

Attn: Glenn Harvey

Telecopier: (213) 623-3437
Telephone: (213) 362-5956

With a copy to:

Ron Finn, Esquire
Legal Department
Credit Lyonnais, New York Branch
1301 Avenue of the Americas
New York, New York 10019

Telecopier: (212) 459-3187
Telephone: (212) 261-7050


PNC BANK, NATIONAL ASSOCIATION



By_________________________________
Gary W. Wessels
Vice President

Address:

PNC Bank, N.A.
Two Tower Center, 16th Floor
East Brunswick, New Jersey 08816

Attn: Denise D. Killen

Telecopier: (732) 220-3270
Telephone: (732) 220-3262



ABN AMRO BANK, N.V.



By_________________________________
Jeffrey A. French
Group Vice President and Director

By
_______________________________
Michael Tolentino
Assistant Vice President and
Credit Analyst

Address:

ABN AMRO Bank, N.V.
101 California Street, Suite 4550
San Francisco, California 94111-5812

Attn: Michael Tolentino

Telecopier: (415) 362-3524
Telephone: (415) 984-3722

IMPERIAL BANK, A CALIFORNIA BANKING
CORPORATION



By _________________________________

   _______________________________
   [Printed Name and Title]

Address:

Imperial Bank
9920 South La Cienega Boulevard, 14th
Floor
Inglewood, California 90301

Attn: Steven K. Johnson

Telecopier: (310) 417-5997
Telephone: (310) 417-5657


KEYBANK NATIONAL ASSOCIATION



By_________________________________
Mary K. Young
Commercial Banking Officer

Address:

KeyBank National Association
700 Fifth Avenue, 46th Floor
Seattle, Washington 98104

Attn: Mary K. Young

Telecopier: (206) 684-6035
Telephone: (206) 684-6085

THE MITSUBISHI TRUST AND BANKING
CORPORATION, LOS ANGELES AGENCY


By_________________________________
Yasushi Satomi
Senior Vice President and Chief
Manager

Address:

The Mitsubishi Trust and Banking
Corporation, Los Angeles Agency
801 South Figueroa Street, Suite 500
Los Angeles, California 90017

Attn: F. Frank Herrera

Telecopier: (213) 687-4631
Telephone: (213) 896-4652


ARCHIMEDES FUNDING, L.L.C.
By: ING Capital Advisors, Inc., as
Collateral Manager

By_________________________________

_________________________________
[Printed Name and Title]

Address:

Archimedes Funding, L.L.C.
c/o ING Capital Advisors, Inc.
333 South Grand Avenue, suite 4250
Los Angeles, California 90071

Attn:     Mike Hatley
          Vice President and
Portfolio Manager

Telecopier: (213) 346-3972
Telephone: (213) 346-3995

DEEPROCK & COMPANY,
By: Eaton Vance Management,
   as Investment Advisor

By_________________________________

_________________________________
[Printed Name and Title]

Address:

State Street Bank & Trust Company
Corporate Trust Division
Two International Place, 5th Floor
Boston, Massachusetts 02110

Attn: Patrick McEnroe

Telecopier: (617) 664-5366 or (617)
664-5367
Telephone: (617) 664-5407

and

Eaton Vance Management
Attention: Prime Rate Reserves
24 Federal Street, 6th Floor
Boston, Massachusetts 02110

Telecopier: (617) 695-9594
Telephone: (617) 348-0115
The undersigned hereby consent to the assignments described above and to the release of the Exiting Banks from their lending commitments under the Loan Agreements:


AZTAR CORPORATION
ADAMAR OF NEW JERSEY, INC.


By: _______________________
Neil Ciarfalia, Treasurer


RAMADA EXPRESS, INC.
AZTAR INDIANA GAMING CORPORATION
AZTAR MISSOURI GAMING CORPORATION


By: _______________________
Nelson W. Armstrong, Jr.
Vice President and Secretary

TROPICANA ENTERPRISES
By: ADAMAR OF NEVADA
Its General Partner


By: _______________________
Nelson W. Armstrong, Jr.
Vice President and Secretary